Exhibit 10.49

EXELON SHC, INC.

EXELON NEW ENGLAND POWER MARKETING, L.P.

c/o Exelon Generation Company, LLC

300 Excelon Way

Kennett Square, PA 19348

January 28, 2005

Dynegy New York Holdings Inc.

c/o Dynegy Inc.

1000 Louisiana Street, Suite 5800

Houston, TX 77002

Attention: Alec G. Dryer

ExRes SHC, Inc.

335 Madison Avenue

18th Floor

New York, NY 10017

Attention: Todd Cutler

Re: Amendment of Stock Purchase Agreement—Special Payroll Payment

Gentlemen:

Reference is made to that certain Stock Purchase Agreement, dated as of November 1, 2004, as amended by those certain letter agreements dated December 2, 2004 and December 31, 2004 (the “SPA”), in each case by and among Exelon SHC, Inc., Exelon New England Power Marketing, L.P., Dynegy New York Holdings Inc. and ExRes SHC, Inc. Capitalized terms used herein without definition shall have the definitions given such terms in the SPA.

Section 6.1(e) of the SPA requires as one of Buyer’s closing conditions that ExRes and Sithe have in the aggregate at least $25,370,000 in unrestricted cash (the “Base Unrestricted Cash Amount”) as of the Closing Date, as such amount is adjusted as provided in Section 6.1(e). Buyer has requested that ExRes and Sithe make a special payroll payment to their employees outside the ordinary course of business for a partial payroll period ending January 31, 2005 (the “Special Payroll Payment”) and that the Base Unrestricted Cash Amount be reduced by the amount of the Special Payroll Payment made. As such, the parties to the SPA hereby agree that, because of the $449,767 Special Payroll Payment, Section 6.1(e) of the SPA shall be amended by deleting the number $25,370,000 therefrom and replacing such number with the number $24,920,233.

Except as amended, modified or waived hereby, the SPA remains in full force and effect and is hereby ratified and affirmed. This letter agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this letter agreement by signing any such counterpart. This letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this letter agreement as of the date first above written.

EXELON SHC, INC.

By:	/s/ Todd D. Cutler
Name:	Todd D. Cutler
Title:	Assistant Secretary

EXELON NEW ENGLAND POWER MARKETING, L.P.

By:	/s/ Todd D. Cutler
Name:	Todd D. Cutler
Title:	Assistant Secretary of Exelon AOG Holding #1, Inc., its General Partner

DYNEGY NEW YORK HOLDINGS INC.

By:	/s/ Alec Dryer
Name:	Alec Dryer
Title:	President

EXPRES SHC, INC.

By:	/s/ Todd D. Cutler
Name:	Todd D. Cutler
Title:	Assistant Secretary